April 2, 2019

DBX ETF TRUST

Xtrackers International Real Estate ETF

(the “Fund”)

Supplement to the Fund’s Prospectus and Statement of Additional Information, each dated February 22, 2019, as may be supplemented from time to time

Effective April 2, 2019, the standard and maximum transaction fees for the creation or redemption of a Creation Unit of the Fund will be paid by the Fund’s Adviser. As such, the standard and maximum transaction fees for the creation or redemption of a Creation Unit of the Fund will be reduced from $5,400 to $0. Therefore, effective that date, all references to the transaction fees for the creation or redemption of a Creation Unit of the Fund are hereby amended accordingly.

Please retain this supplement for future reference.